THE PHOENIX-ENGEMANN FUNDS

                      Supplement dated September 2, 1999 to
             Statement of Additional Information dated May 1, 1999,
                          as supplemented July 9, 1999


At a meeting held on August 10, 1999, the Board of Trustees of The Phoenix-Engemann Funds (the "Trust") voted to amend certain of the operating policies of Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Growth Fund and Phoenix-Engemann Nifty Fifty Fund (the "Funds"). The Trustees voted to allow the Funds the ability to (1) buy and sell put and call options on securities and securities indices for hedging purposes, (2) write covered put and call options on securities, and (3) buy and sell put and call warrants for hedging purposes, thus creating uniformity between all funds of the Trust with respect to these policies.

The disclosure contained in the Statement of Additional Information is hereby amended to insert the following on page 7 prior to the section "Securities Loans":

     OPTIONS
         Each Fund may buy and sell put and call options for hedging purposes, and may also seek to increase its return by writing covered put and call options on securities it owns or in which it may invest. A Fund receives a premium from writing a put or call option, which increases such Fund's return if the option expires unexercised or is closed out at a net profit. When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of the underlying security above the exercise price of the option and the premium received; when it writes a put option, a Fund takes the risk that it will be required to purchase the underlying security form the option holder at a price above the current market price of the security and the premium received. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The aggregate value of the securities underlying options may not exceed 25% of a Fund's assets. Each Fund's use of these strategies also may be limited by applicable law.

     OPTIONS ON SECURITIES INDICES AND PUT AND CALL WARRANTS
         Each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes. A securities index represents a numerical measure of the changes in value of the securities comprising the index. An option on a securities index gives the holder the right, in return for the premium paid for the option, to buy (in the case of a call option) or sell (in the case of a put option) units of a particular index at an agreed price during the term of the option. The holder of the option does not receive the right to take or make delivery of the actual securities making up the index, but has the right instead to receive a cash settlement amount based on the change, if any, in the value of the index during the term of the option.
         Depending on the change in the value of the underlying index during the term of the option, the holder may either exercise the option at a profit or permit the option to expire worthless. For example, if a Fund were to sell a call option on an index and the value of the index were to increase during the term of the option, the holder of the index would likely exercise the option and receive a cash payment from such Fund. If, on the other hand, the value of the index were to decrease, the option would likely expire worthless, and such Fund would realize a profit in the amount of the premium received by it when it sold the option (less and transaction costs). Each Fund will only purchase or sell options on a securities index to the extent that it holds securities in its portfolio whose price changes, in the Adviser's judgment, should correlate closely with changes in the index. No Fund will purchase or sell options on securities indices if as a result of the premiums paid and premiums received by a Fund on outstanding options would exceed 5% of such Fund's net assets.
         Each of the Funds may also purchase put and call warrants issued by banks and other financial institutions, whose values are based on the values from time to time of one or more foreign securities indices. Each Fund's use of such warrants would be similar to its use of options on securities indices.


    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.


PXP 2011B/OP (9/99)